T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Mid-Cap Growth Fund

T. Rowe Price Mid-Cap Growth Portfolio

Supplement to Prospectuses and Summary Prospectuses dated May 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2025, Donald J. Easley and Ashley R. Woodruff will join Brian W.H. Berghuis as the fund’s co-portfolio managers and cochairs of the fund’s Investment Advisory Committee. Mr. Easley joined T. Rowe Price in 2000. Ms. Woodruff originally joined T. Rowe Price in 2007 and returned in 2018.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2025, Donald J. Easley and Ashley R. Woodruff will join Brian W.H. Berghuis as the fund’s co-portfolio managers and cochairs of the fund’s Investment Advisory Committee. Mr. Easley joined the Firm in 2000, and his investment experience dates from 1999. During the past five years, he has served as a portfolio manager and an associate portfolio manager. Ms. Woodruff worked for the Firm from 2007 through 2013 and rejoined the Firm in 2018, and her investment experience dates from 2001. During the past five years, she has served as an equity research analyst and an associate portfolio manager.

The date of this supplement is December 11, 2024.

G59-041 12/11/24